                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 8, 2005


                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)

                                     0-19278
                            (Commission File Number)

           DELAWARE                                   13-3357370
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation)


                    51 JAMES WAY, EATONTOWN, NEW JERSEY 07724
             (Address of principal executive offices, with zip code)

                                 (732) 542-2800
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION

         On November 8, 2005, Osteotech, Inc. (the "Company") issued a press release announcing its third quarter 2005 financial results and withdrawing its 2005 guidance. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

         The information furnished herewith pursuant to Item 2.02 of this Current Report and in Exhibit 99.1 hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this
Item 2.02 and in Exhibit 99.1 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit Number    Description
                  --------------    -----------

                        99.1        Press Release of Osteotech, Inc. dated November 8, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OSTEOTECH, INC.

Date:  November 8, 2005                By: /s/ Michael J. Jeffries
                                          --------------------------------------
                                          Michael J. Jeffries
                                          Executive Vice President, Chief
                                          Financial Officer (Principal Financial
                                          Officer and Principal Accounting
                                          Officer)


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